OPPENHEIMER INTERNATIONAL EQUITY FUND

Supplement dated December 1, 2017 to the

Prospectus dated March 28, 2017

This supplement amends the Prospectus of Oppenheimer International Equity Fund (the “Fund”), and is in addition to any other supplement(s).

1.	In the section titled “Fees and Expenses of the Fund,” the table titled “Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.25%	0.35%	0.25%	0.25%	0.25%	0.05%
Total Annual Fund Operating Expenses	1.25%	2.10%	2.00%	1.50%	1.00%	0.80%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.00%	(0.15)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.10%	2.00%	1.50%	0.85%	0.80%

1.	Expenses have been restated to reflect current fees.
2.	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to an annual rate of 0.85% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

2.	In the section titled “Fees and Expenses of the Fund,” the table that appears in the sub-section titled “Example” is deleted in its entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$ 696	$ 951	$ 1,226	$ 2,008	$ 696	$ 951	$ 1,226	$ 2,008
Class B	$ 715	$ 965	$ 1,341	$ 2,032	$ 215	$ 665	$ 1,141	$ 2,032
Class C	$ 305	$ 634	$ 1,088	$ 2,350	$ 205	$ 634	$ 1,088	$ 2,350
Class R	$ 154	$ 413	$ 693	$ 1,490	$ 154	$ 413	$ 693	$ 1,490
Class Y	$ 87	$ 272	$ 473	$ 1,053	$ 87	$ 272	$ 473	$ 1,053
Class I	$ 82	$ 256	$ 446	$ 994	$ 82	$ 256	$ 446	$ 994

3.	In the section titled “How the Fund is Managed,” the sub-section titled “Advisory Fees” is deleted in its entirety and replaced with the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.85% of the first $500 million, 0.75% of the next $500 million, 0.70% of the next $1 billion, and 0.67% of assets over $2 billion, calculated on the daily net assets of the Fund. Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services. The Fund’s advisory fee for the fiscal year ended November 30, 2016 was 0.80% of average annual net assets, before any applicable waivers.

After discussions with the Fund’s Board of Trustees, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) applicable dividend expense, taxes, and brokerage commissions; (ii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iii) other unusual and infrequent expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.85% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates.

The Fund’s annual operating expenses may vary in future years. A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory arrangements is available in the Fund’s Annual Report to shareholders, which, as of the date of this supplement is the Annual Report for the fiscal year ended November 30, 2016.

You should read this supplement in conjunction with the Prospectus and retain it for future reference.

December 1, 2017	PS025.043